FPA CAPITAL FUND, INC.
SUPPLEMENT DATED APRIL 6, 2009 TO PROSPECTUS DATED JULY 29, 2008

THE SECTION "PORTFOLIO MANAGERS" IS SUPPLEMENTED AS FOLLOWS:

Robert L. Rodriguez, Dennis M. Bryan and Rikard B. Ekstrand are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Rodriguez has announced that he will take a one-year sabbatical beginning in January 2010. For the remainder of 2009, Mr. Rodriguez will maintain all of his current duties in managing the Fund and with the Adviser. Beginning in 2010, Messrs. Bryan and Ekstrand will share the lead management role for the Fund. Upon his return in 2011, Mr. Rodriguez will be a portfolio manager on the Fund's management team and resume his role on the management committee of the Adviser.

Mr. Rodriguez has been the Chief Investment Officer of the Fund for over 24 years, and its President and Director for more than the past five years. He has served as the Chief Executive Officer of the Adviser since October 2006, and also serves as Director, President and Chief Investment Officer of FPA New Income, Inc., a registered open-end investment company managed by the Adviser. Mr. Bryan has been a Vice President for more than the past five years and Portfolio Manager since November 2007 of the Fund, and Partner of the Adviser since October 2006. Mr. Ekstrand has been a Vice President and Portfolio Manager of the Fund since November 2007, and Partner of the Adviser since October 2006.

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